LONG-LIVED ASSETS	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Property, Plant and Equipment [Abstract]
LONG-LIVED ASSETS
LONG-LIVED ASSETS
Property, Plant and Equipment
Property, plant and equipment consisted of the following (in thousands):

	Estimated Useful Life (yrs)	March 31, 2015	December 31, 2014
Pipelines	15-30	$503,888	$488,592
Gas processing, treating and other plants	15	532,538	515,080
Compressors	7-15	64,856	62,741
Rights of way and easements	15	37,263	37,238
Furniture, fixtures and equipment	5	3,735	3,671
Capital lease vehicles	3-5	2,284	2,076
Total property, plant and equipment		1,144,564	1,109,398
Accumulated depreciation and amortization		(159,252)	(142,234)
Total		985,312	967,164
Construction in progress		51,319	63,858
Land and other		24,002	27,548
Property, plant and equipment, net		$1,060,633	$1,058,570

Depreciation is provided using the straight-line method based on the estimated useful life of each asset.

In January 2015, we shut down our Gregory facility for four weeks due to a fire at the facility. In connection with the fire, as of March 31, 2015, the amount we had spent as part of efforts to return the facility to service did not exceed our insurance deductible.

Intangible Assets

Intangible assets of $1.5 million as of March 31, 2015 and December 31, 2014, respectively, represent the unamortized value assigned to long-term supply and gathering contracts acquired in 2011. These intangible assets are amortized on a straight-line basis over the 30-year expected useful lives of the contracts through 2041. Amortization expense over the next five years related to intangible assets is not significant.

LONG-LIVED ASSETS
Property, Plant and Equipment
Property, plant and equipment consist of the following (in thousands):

	Estimated Useful Life	As of December 31,
		2014	2013
Pipelines	15-30	$488,592	$344,721
Gas processing, treating and other plants	15	515,080	254,133
Compressors	7-15	62,741	20,030
Rights of way and easements	15	37,238	20,729
Furniture, fixtures and equipment	5	3,671	3,347
Capital lease vehicles	3-5	2,076	1,396
Total property, plant and equipment		1,109,398	644,356
Accumulated depreciation and amortization		(142,234)	(79,908)
Total		967,164	564,448

Construction in progress		63,858	6,039
Land and other		27,548	5,308
Property, plant and equipment, net		$1,058,570	$575,795

Depreciation is provided using the straight-line method based on the estimated useful life of each asset. Depreciation expense for the years ended December 31, 2014, 2013 and 2012 was $46.1 million, $33.5 million and $19.0 million, respectively.
In January 2013, we shut down our Gregory facility to perform extensive turnaround maintenance activities and to connect additional equipment to enhance NGL recoveries.  As the turnaround maintenance was nearing completion, we experienced a fire at this facility.  In connection with the fire, as of December 31, 2014, we spent $5.5 million to return the facility to service and filed an insurance claim related to these costs.  We recovered $1.0 million in 2013 and $3.9 million in 2014 from insurance proceeds for this loss, less a $0.3 million deductible, under our insurance policies. We received the remaining approximately $0.6 million outstanding at December 31, 2014 in January 2015.
Intangible Assets
Intangible assets of $1.5 million and $1.6 million as of December 31, 2014 and 2013, respectively, represent the unamortized value assigned to long-term supply and gathering contracts acquired in 2011. These intangible assets are amortized on a straight-line basis over the 30-year expected useful lives of the contracts through 2041. Amortization expense over the next five years related to intangible assets is not significant.